Asset Backed Securities Portfolio Analysis

Credit Suisse First Boston

ABSC 2005-HE4

278 records

Balance: 47,596,918

Second Homes/Investment Properties

Second Homes/Investment Properties

1.

Summary

Month to Roll: 22

Remaining Term: 358

WA Remaining IO Term (IO Loans Only): 22

2.

FICO

FICO	# Loans	Balance	% Rem Balance	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
<= 500	1	129,500.00	0.27	129,500.00	8.850	500	70.00	46.58	100.00	100.00	100.00	0.00	0.00
501 - 520	8	1,245,874.07	2.62	155,734.26	9.064	511	60.61	40.75	100.00	30.34	100.00	50.09	0.00
521 - 540	10	1,346,614.36	2.83	134,661.44	9.122	525	69.91	33.77	100.00	0.00	70.29	37.87	0.00
541 - 560	15	2,178,401.27	4.58	145,226.75	8.127	551	78.78	35.14	100.00	17.43	59.11	58.92	0.00
561 - 580	14	2,499,280.79	5.25	178,520.06	8.040	572	78.29	40.07	100.00	20.37	51.30	40.88	0.00
581 - 600	24	3,586,534.16	7.54	149,438.92	7.497	588	76.41	41.69	100.00	21.12	50.19	71.19	0.00
601 - 620	20	3,392,472.22	7.13	169,623.61	7.534	614	84.41	37.97	100.00	50.28	70.52	57.76	0.00
621 - 640	39	7,287,013.50	15.31	186,846.50	7.720	630	87.17	42.11	100.00	33.24	37.92	52.65	0.00
641 - 660	41	6,765,541.20	14.21	165,013.20	7.690	651	86.22	34.99	100.00	24.33	37.63	43.54	0.00
661 - 680	36	6,621,445.75	13.91	183,929.05	7.487	672	85.69	39.42	100.00	52.64	44.84	44.08	4.02
681 - 700	19	3,643,170.27	7.65	191,745.80	7.381	690	88.77	42.20	100.00	42.92	52.21	56.77	0.00
701 - 750	38	6,288,333.58	13.21	165,482.46	7.574	720	84.35	39.93	100.00	36.52	22.87	33.92	3.15
751 >=	13	2,612,737.23	5.49	200,979.79	6.972	774	84.22	33.50	100.00	42.43	27.80	24.34	0.00
Total:	278	47,596,918.40	100.00	171,211.94	7.680	646	83.33	38.96	100.00	34.42	45.02	47.25	0.97

Mean: 643

Median: 646

Standard Deviation: 64

3.

LTV

LTV	# Loans	Balance	% Rem Balance	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
0.01 - 50.00	9	1,208,710.14	2.54	134,301.13	7.909	576	45.11	38.70	100.00	47.40	69.89	53.18	0.00
50.01 - 55.00	1	299,798.29	0.63	299,798.29	7.990	724	53.10	30.61	100.00	0.00	0.00	0.00	0.00
55.01 - 60.00	1	206,000.00	0.43	206,000.00	6.990	712	58.86	49.74	100.00	100.00	100.00	0.00	0.00
60.01 - 65.00	9	1,285,917.84	2.70	142,879.76	8.875	536	64.25	36.38	100.00	9.60	95.18	39.66	0.00
65.01 - 70.00	14	2,580,560.64	5.42	184,325.76	8.049	590	69.55	37.63	100.00	38.90	88.49	34.45	0.00
70.01 - 75.00	17	2,195,233.39	4.61	129,131.38	7.493	602	74.46	40.85	100.00	48.33	86.48	59.56	0.00
75.01 - 80.00	51	10,023,595.25	21.06	196,541.08	7.351	652	79.38	39.18	100.00	38.96	60.84	45.79	0.00
80.01 - 85.00	31	5,631,367.88	11.83	181,657.03	7.771	621	84.66	34.40	100.00	38.72	47.54	57.21	0.00
85.01 - 90.00	128	21,329,960.91	44.81	166,640.32	7.695	664	89.85	39.95	100.00	32.87	26.22	46.63	0.93
90.01 - 95.00	17	2,835,774.06	5.96	166,810.24	7.744	687	94.89	40.86	100.00	11.22	21.32	48.81	9.38
Total:	278	47,596,918.40	100.00	171,211.94	7.680	646	83.33	38.96	100.00	34.42	45.02	47.25	0.97

Mean: 83.12

Median: 89

Standard Deviation: 11.00

LTV is calculated as: LTV for first lien and CLTV for second lien throughout this report.

4.

DTI

DTI	# Loans	Balance	% Rem Balance	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
<= 20.00	18	2,916,581.13	6.13	162,032.29	7.324	662	82.18	11.57	100.00	35.20	50.55	66.38	0.00
20.01 - 25.00	13	2,089,822.88	4.39	160,755.61	7.703	673	80.48	22.83	100.00	57.98	50.07	17.17	0.00
25.01 - 30.00	26	3,580,759.95	7.52	137,721.54	7.942	635	84.17	28.45	100.00	40.94	52.45	58.20	0.00
30.01 - 35.00	27	4,935,130.50	10.37	182,782.61	7.654	640	78.46	31.99	100.00	19.35	54.74	46.86	4.01
35.01 - 40.00	45	8,124,568.13	17.07	180,545.96	7.737	632	84.24	38.10	100.00	34.29	37.72	43.13	0.00
40.01 - 45.00	63	9,631,817.38	20.24	152,885.99	7.798	641	84.46	42.83	100.00	35.84	51.93	41.93	0.00
45.01 - 50.00	80	15,143,831.22	31.82	189,297.89	7.585	661	85.11	48.11	100.00	36.22	35.78	48.27	1.76
50.01 - 55.00	5	897,297.21	1.89	179,459.44	8.032	531	64.67	51.99	100.00	0.00	93.98	74.65	0.00
55.01 - 60.00	1	277,110.00	0.58	277,110.00	6.650	627	89.42	56.36	100.00	0.00	0.00	100.00	0.00
Total:	278	47,596,918.40	100.00	171,211.94	7.680	646	83.33	38.96	100.00	34.42	45.02	47.25	0.97

Mean: 38.31

Median: 41

Standard Deviation: 10.46

5.

Loan Purpose

Loan Purpose	# Loans	Balance	% Rem Balance	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
Purchase	133	23,695,543.63	49.78	178,161.98	7.778	663	87.23	40.02	100.00	30.91	0.00	42.32	1.96
Refinance - Cashout	129	21,428,891.07	45.02	166,115.43	7.598	630	79.12	38.16	100.00	40.35	100.00	51.95	0.00
Refinance - Rate/Term	16	2,472,483.70	5.19	154,530.23	7.458	621	82.36	35.65	100.00	16.66	0.00	53.82	0.00
Total:	278	47,596,918.40	100.00	171,211.94	7.680	646	83.33	38.96	100.00	34.42	45.02	47.25	0.97

6.

Occ Type

Occ Type	# Loans	Balance	% Rem Balance	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
Investment Property	257	43,607,996.04	91.62	169,680.92	7.650	650	83.25	38.75	100.00	35.86	46.53	47.97	0.00
Second Home	21	3,988,922.36	8.38	189,948.68	8.012	600	84.15	41.22	100.00	18.69	28.51	39.46	11.63
Total:	278	47,596,918.40	100.00	171,211.94	7.680	646	83.33	38.96	100.00	34.42	45.02	47.25	0.97

7.

Documentation

Documentation	# Loans	Balance	% Rem Balance	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
Full Documentation	148	22,490,625.19	47.25	151,963.68	7.281	637	83.73	38.86	100.00	28.34	49.50	100.00	0.00
Limited Documentation	12	3,004,141.23	6.31	250,345.10	7.397	665	87.31	34.44	100.00	52.40	27.06	0.00	0.00
Stated Documentation	118	22,102,151.98	46.44	187,306.37	8.125	653	82.38	39.67	100.00	38.16	42.91	0.00	2.10
Total:	278	47,596,918.40	100.00	171,211.94	7.680	646	83.33	38.96	100.00	34.42	45.02	47.25	0.97

8.

Property Type

Property Type	# Loans	Balance	% Rem Balance	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
2-4 Unit	71	15,205,973.52	31.95	214,168.64	7.598	656	82.16	38.36	100.00	100.00	55.09	40.67	0.00
Condo	10	1,175,981.31	2.47	117,598.13	7.438	683	86.31	41.61	100.00	100.00	22.88	16.20	0.00
PUD - Attached	4	712,453.09	1.50	178,113.27	8.129	661	86.93	44.38	100.00	0.00	20.42	0.00	0.00
PUD - Detached	19	3,848,259.79	8.09	202,539.99	7.678	607	81.14	37.78	100.00	0.00	29.59	50.13	6.91
Single Family	174	26,654,250.69	56.00	153,185.35	7.726	644	84.08	39.20	100.00	0.00	43.14	53.23	0.74
Total:	278	47,596,918.40	100.00	171,211.94	7.680	646	83.33	38.96	100.00	34.42	45.02	47.25	0.97

9.

Remaining Balance

Remaining Balance	# Loans	Balance	% Rem Balance	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
1 - 50,000	2	99,930.92	0.21	49,965.46	7.900	621	41.39	30.42	100.00	50.00	100.00	100.00	0.00
50,001 - 75,000	47	2,897,940.60	6.09	61,658.31	8.367	640	83.87	36.29	100.00	20.87	52.82	65.47	0.00
75,001 - 100,000	39	3,332,982.07	7.00	85,461.08	7.940	644	82.23	37.23	100.00	20.26	55.68	69.53	0.00
100,001 - 125,000	28	3,147,247.97	6.61	112,401.71	7.852	643	84.68	39.57	100.00	31.83	35.39	50.42	0.00
125,001 - 150,000	32	4,471,996.78	9.40	139,749.90	7.907	638	83.46	38.08	100.00	34.08	37.19	49.62	0.00
150,001 - 200,000	47	8,230,714.21	17.29	175,121.58	7.717	637	82.88	38.10	100.00	21.77	40.35	53.11	2.41
200,001 - 250,000	26	5,706,170.70	11.99	219,468.10	7.835	634	81.49	41.17	100.00	26.21	58.19	43.49	0.00
250,001 - 300,000	23	6,441,315.00	13.53	280,057.17	7.360	664	83.97	37.71	100.00	31.13	43.53	39.40	4.13
300,001 - 350,000	10	3,257,577.87	6.84	325,757.79	7.802	633	88.93	42.84	100.00	29.12	19.76	40.68	0.00
350,001 - 400,000	13	4,870,351.95	10.23	374,642.46	7.328	654	85.79	40.27	100.00	53.88	46.57	39.02	0.00
400,001 - 450,000	6	2,640,190.40	5.55	440,031.73	6.898	666	79.13	41.41	100.00	83.35	49.83	66.43	0.00
450,001 - 500,000	3	1,420,643.36	2.98	473,547.79	7.809	636	81.05	30.84	100.00	65.51	67.75	0.00	0.00
500,001 - 600,000	2	1,079,856.57	2.27	539,928.29	7.357	697	79.22	43.34	100.00	49.07	49.07	0.00	0.00
Total:	278	47,596,918.40	100.00	171,211.94	7.680	646	83.33	38.96	100.00	34.42	45.02	47.25	0.97

Min Remaining Bal.: 49961

Max Remaining Bal.: 550000

10.

State

State	# Loans	Balance	% Rem Balance	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
California	57	15,745,961.46	33.08	276,244.94	7.327	655	82.04	38.76	100.00	37.33	54.43	39.09	1.26
Florida	45	7,443,796.55	15.64	165,417.70	7.884	626	83.78	39.66	100.00	28.87	33.10	53.88	3.57
Michigan	20	1,817,643.60	3.82	90,882.18	8.334	675	84.94	39.88	100.00	22.96	44.12	51.15	0.00
Minnesota	8	1,607,122.45	3.38	200,890.31	8.295	637	88.14	42.30	100.00	65.83	46.76	14.04	0.00
Ohio	19	1,590,142.20	3.34	83,691.69	7.895	650	87.13	38.03	100.00	21.76	49.54	78.08	0.00
Colorado	8	1,551,790.81	3.26	193,973.85	7.670	654	82.67	42.41	100.00	17.28	25.37	17.28	0.00
Arizona	10	1,528,066.77	3.21	152,806.68	7.703	631	87.21	34.02	100.00	23.43	45.73	47.63	0.00
Connecticut	8	1,460,235.00	3.07	182,529.38	7.819	665	87.13	31.89	100.00	64.06	13.97	81.51	0.00
Nevada	8	1,421,248.57	2.99	177,656.07	7.499	648	83.47	45.24	100.00	8.69	35.50	45.52	0.00
Texas	11	1,385,868.09	2.91	125,988.01	7.570	622	85.22	41.37	100.00	21.67	27.15	58.54	0.00
Washington	7	1,320,401.08	2.77	188,628.73	7.081	627	85.94	35.19	100.00	0.00	73.95	100.00	0.00
Massachusetts	6	1,297,503.13	2.73	216,250.52	7.623	617	76.48	34.97	100.00	88.59	40.45	69.20	0.00
Illinois	5	962,126.56	2.02	192,425.31	7.390	706	87.37	40.16	100.00	84.59	73.83	36.20	0.00
New York	2	929,723.58	1.95	464,861.79	7.831	688	79.15	48.00	100.00	40.84	40.84	0.00	0.00
New Jersey	3	695,348.29	1.46	231,782.76	8.343	684	75.38	41.05	100.00	56.89	0.00	25.82	0.00
Other	61	6,839,940.26	14.37	112,130.17	8.011	632	83.02	37.73	100.00	26.46	48.03	51.73	0.00
Total:	278	47,596,918.40	100.00	171,211.94	7.680	646	83.33	38.96	100.00	34.42	45.02	47.25	0.97

11.

CA_SPLIT

CA_SPLIT	# Loans	Balance	% Rem Balance	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
CA-N	17	3,876,709.44	24.62	228,041.73	7.607	659	83.63	37.35	100.00	22.13	44.52	30.07	5.11
CA-S	40	11,869,252.02	75.38	296,731.30	7.235	654	81.53	39.22	100.00	42.29	57.66	42.03	0.00
Total:	57	15,745,961.46	100.00	276,244.94	7.327	655	82.04	38.76	100.00	37.33	54.43	39.09	1.26

12.

Loan Type

Loan Type	# Loans	Balance	% Rem Balance	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
2/28 ARM	239	40,574,964.83	85.25	169,769.73	7.682	641	83.97	38.73	100.00	33.19	45.63	50.04	0.00
2/28 ARM - 2 Yr IO	2	463,905.00	0.97	231,952.50	8.102	682	92.87	41.75	100.00	0.00	0.00	0.00	100.00
3/27 ARM	30	5,379,663.59	11.30	179,322.12	7.568	665	78.14	40.39	100.00	47.38	53.12	32.26	0.00
Fixed Rate	7	1,178,384.98	2.48	168,340.71	7.972	713	81.18	38.94	100.00	30.99	4.97	38.20	0.00
Total:	278	47,596,918.40	100.00	171,211.94	7.680	646	83.33	38.96	100.00	34.42	45.02	47.25	0.97

13.

LIEN

LIEN	# Loans	Balance	% Rem Balance	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
1	278	47,596,918.40	100.00	171,211.94	7.680	646	83.33	38.96	100.00	34.42	45.02	47.25	0.97
Total:	278	47,596,918.40	100.00	171,211.94	7.680	646	83.33	38.96	100.00	34.42	45.02	47.25	0.97

14.

Prepayment Term (months)

Prepayment Term (months)	# Loans	Balance	% Rem Balance	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
0	13	2,330,112.59	4.90	179,239.43	7.906	666	82.68	42.70	100.00	48.79	19.09	13.68	0.00
12	11	2,709,647.95	5.69	246,331.63	7.980	692	81.04	40.53	100.00	49.41	61.22	30.89	0.00
24	229	38,891,099.50	81.71	169,830.13	7.685	640	84.07	38.88	100.00	31.95	44.36	50.06	1.19
36	25	3,666,058.36	7.70	146,642.33	7.261	661	77.53	36.19	100.00	40.40	56.50	50.93	0.00
Total:	278	47,596,918.40	100.00	171,211.94	7.680	646	83.33	38.96	100.00	34.42	45.02	47.25	0.97

15.

FICO (IO Only Bucket)

FICO (IO Only Bucket)	# Loans	Balance	% Rem Balance	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
661 - 680	1	265,905.00	57.32	265,905.00	8.700	661	95.00	49.29	100.00	0.00	0.00	0.00	100.00
701 - 750	1	198,000.00	42.68	198,000.00	7.300	711	90.00	31.62	100.00	0.00	0.00	0.00	100.00
Total:	2	463,905.00	100.00	231,952.50	8.102	682	92.87	41.75	100.00	0.00	0.00	0.00	100.00

Mean: 686.00

Median: 686

Standard Deviation: 35.36

16.

Remaining Balance (IO Loans Only)

Remaining Balance (IO Loans Only)	# Loans	Balance	% Rem Balance	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
150,001 - 200,000	1	198,000.00	42.68	198,000.00	7.300	711	90.00	31.62	100.00	0.00	0.00	0.00	100.00
250,001 - 300,000	1	265,905.00	57.32	265,905.00	8.700	661	95.00	49.29	100.00	0.00	0.00	0.00	100.00
Total:	2	463,905.00	100.00	231,952.50	8.102	682	92.87	41.75	100.00	0.00	0.00	0.00	100.00

Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com

Apr 18, 2005 10:18

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